SCHEDULE OF INVESTMENTS
Natural Resources (in thousands)	SEPTEMBER 30, 2019 (UNAUDITED)

COMMON STOCKS	Shares	Value
Australia
Materials – 3.4%
BHP Group plc	131	$2,788

Total Australia - 3.4%		$2,788

Canada
Industrials – 2.9%
Canadian Pacific Railway Ltd.	11	2,403

Materials – 6.4%
Barrick Gold Corp.	142	2,463
Nutrien Ltd.	42	2,108
West Fraser Timber Co. Ltd.	20	784

		5,355

Total Canada - 9.3%		$7,758

France
Energy – 2.5%
Total S.A. ADR	40	2,083

Total France - 2.5%		$2,083

Hong Kong
Materials – 0.0%
China Metal Recycling (Holdings) Ltd.(A)(B)	1,900	—	*

Total Hong Kong - 0.0%		$—

Netherlands
Energy – 3.8%
Core Laboratories N.V.	23	1,082
Royal Dutch Shell plc, Class A	72	2,097

		3,179

Total Netherlands - 3.8%		$3,179

Portugal
Energy – 1.6%
Galp Energia SGPS S.A., Class B	86	1,292

Total Portugal - 1.6%		$1,292

South Africa
Materials – 1.4%
Mondi plc	63	1,208

Total South Africa - 1.4%		$1,208

United Kingdom
Energy – 3.1%
BP plc	406	2,571

Materials – 4.1%
Croda International plc	14	829
Rio Tinto plc	50	2,580

		3,409

Total United Kingdom - 7.2%		$5,980

United States
Energy – 50.0%
Cabot Oil & Gas Corp.	73	1,283
Centennial Resource Development, Inc., Class A(A)	126	568
Chevron Corp.	41	4,803
Cimarex Energy Co.	26	1,233
Concho Resources, Inc.	32	2,180
ConocoPhillips	33	1,907
Continental Resources, Inc.	29	877
Diamondback Energy, Inc.	29	2,609

Enterprise Products Partners L.P.	89	2,539
EOG Resources, Inc.	38	2,839
Halliburton Co.	109	2,055
Magellan Midstream Partners L.P.	33	2,161
Marathon Petroleum Corp.	57	3,469
Noble Energy, Inc.	64	1,431
ONEOK, Inc.	17	1,275
Parsley Energy, Inc., Class A	73	1,228
Phillips 66	39	4,039
Valero Energy Corp.	39	3,309
WPX Energy, Inc.(A)	167	1,772

		41,577

Industrials – 3.8%
Deere & Co.	4	666
Union Pacific Corp.	15	2,462

		3,128

Materials – 12.5%
Air Products and Chemicals, Inc.	6	1,297
Albemarle Corp.(C)	6	438
Avery Dennison Corp.	5	598
Corteva, Inc.	18	502
DuPont De Nemours, Inc.	12	853
FMC Corp.	6	497
Huntsman Corp.	22	501
Packaging Corp. of America	13	1,358
PPG Industries, Inc.	15	1,745
Sherwin-Williams Co. (The)	3	1,402
Southern Copper Corp.	33	1,132

		10,323

Total United States - 66.3%		$55,028

TOTAL COMMON STOCKS – 95.5%		$79,316

(Cost: $99,636)

SHORT-TERM SECURITIES	Principal
Master Note – 3.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps) 2.170%, 10-7-19(D)	$3,271	3,271

Money Market Funds – 0.5%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares 1.900%, (E)(F)	391	391

TOTAL SHORT-TERM SECURITIES – 4.4%		$3,662

(Cost: $3,662)

TOTAL INVESTMENT SECURITIES – 99.9%		$82,978

(Cost: $103,298)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		106

NET ASSETS – 100.0%		$83,084

Notes to Schedule of Investments

*	Not shown due to rounding.
(A)	No dividends were paid during the preceding 12 months.
(B)	Securities whose value was determined using significant unobservable inputs.
(C)	All or a portion of securities with an aggregate value of $382 are on loan.
(D)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Rate shown is the annualized 7-day yield at September 30, 2019.
(F)	Investment made with cash collateral received from securities on loan.

The following forward foreign currency contracts were outstanding at September 30, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	4,890	U.S. Dollar	5,536	10-4-19	Morgan Stanley International	$205	$—
British Pound	8,197	U.S. Dollar	10,404	10-4-19	UBS AG	325	—
Canadian Dollar	1,069	U.S. Dollar	815	10-4-19	UBS AG	8	—

						$538	$—

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of September 30, 2019:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Energy	$44,742	$5,960	$—
Industrials	5,531	—	—
Materials	15,678	7,405	—	*

Total Common Stocks	$65,951	$13,365	$—	*
Short-Term Securities	391	3,271	—

Total	$66,342	$16,636	$—	*

Forward Foreign Currency Contracts	$—	$538	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

For Federal income tax purposes, cost of investments owned at September 30, 2019 and the related unrealized appreciation (depreciation) were as follows:

Cost	$103,298

Gross unrealized appreciation	3,588
Gross unrealized depreciation	(23,908)

Net unrealized depreciation	$(20,320)